SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2003

NEXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25247	95-4675095
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7625 Hamilton Park Drive, Suite 12, Chattanooga, Tennessee 37421

(Address of principal executive offices)

423-296-8213

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Item 9. Information Provided under Item 12 – Results of Operations and Financial Condition.

On October 15, 2003, the Registrant issued a press release reporting earnings results for the third quarter of fiscal year 2003.

Item 7. Financial Statements and Exhibits.

(c)        Exhibits

99.1     Press release dated October 15, 2003 reporting earnings results for the third quarter of fiscal year 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT, INC.
Date: October 15, 2003	By: /s/ Dan F. Cooke
Dan F. Cooke,
Chairman and Chief
Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 15, 2003 reporting earnings results for the third quarter of fiscal year 2003.